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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  October 4, 2001

                         MARRIOTT INTERNATIONAL, INC.
            (Exact name of registrant as specified in its charter)

       Delaware                   1-13881                   52-2055918
(State of incorporation)     (Commission File No.)        (IRS Employer
                                                        Identification No.)

               10400 Fernwood Road, Bethesda, Maryland      20817
          (Address of principal executive offices, including Zip Code)

      Registrant's telephone number, including area code:  (301) 380-3000
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ITEM 5.     OTHER EVENTS AND REGULATION FD DISCLOSURE

     On October 4, Marriott International, Inc. issued a news release that, in addition to describing its earnings for the fiscal quarter ended September 7, 2001, discussed the impact on its business of the September 11, 2001 terrorist attacks on New York and Washington. A copy of the news release is attached as
Exhibit 99 and is incorporated in this report by reference.


                                  SIGNATURES

Under the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    MARRIOTT INTERNATIONAL, INC.



                                    By:  /s/ Joseph Ryan
                                         ---------------------------
                                         Joseph Ryan
                                         Executive Vice President
                                         and General Counsel


Date:  October 4, 2001
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                                 EXHIBIT INDEX

Exhibit No.  Description


Exhibit 99   Marriott International, Inc. news release dated October 4, 2001.